UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Demonbreun Street, Suite 700

Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 732-6400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 29, 2024, CapStar Financial Holdings, Inc. (“CapStar”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of October 26, 2023 (the “Merger Agreement”) by and between CapStar and Old National Bancorp (“Old National”), pursuant to which, subject to the terms and conditions set forth therein, CapStar will merge with and into Old National, with Old National as the surviving corporation (the “Merger”).

As of the close of business on January 22, 2024, the record date for the Special Meeting, there were 20,707,232 shares of common stock of CapStar, par value $1.00 per share (“CapStar Common Stock”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 15,727,684.43 shares of CapStar Common Stock, representing approximately 75.95% of the voting power of the issued and outstanding shares of CapStar Common Stock as of the record date, were present in person or represented by proxy, constituting a quorum.

At the Special Meeting, the following proposals were considered:

1.	a proposal to adopt and approve the Merger Agreement (the “Merger Agreement Proposal”);

2.

a proposal to approve, on a non-binding, advisory basis, the merger-related named executive officer compensation that will or may be paid to CapStar’s named executive officers in connection with the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.	a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of adopting and approving the Merger Agreement (the “Adjournment Proposal”).

The Merger Agreement Proposal and the Compensation Proposal were approved by the requisite vote of CapStar’s shareholders. The Adjournment Proposal was not presented at the Special Meeting, as there were sufficient votes to approve the Merger Agreement Proposal at the Special Meeting. Of the votes cast by shares represented by proxy or in person at the Special Meeting, more than 99% were voted in favor of the Merger Agreement Proposal.

Final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive proxy statement filed by CapStar with the U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2024.

1.	Merger Agreement Proposal:

For	Against	Abstain
15,459,072.43	104,376.00	164,236.00

2.	Compensation Proposal:

For	Against	Abstain
12,186,703.43	3,016,267.00	524,714.00

As previously disclosed, the Board of Governors of the Federal Reserve System approved the Merger and the Office of the Comptroller of the Currency approved the merger of CapStar Bank and Old National Bank. Completion of the Merger remains subject to the satisfaction of customary closing conditions set forth in the Merger Agreement. The Merger is currently expected to be completed on April 1, 2024.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the Merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, and (2) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of CapStar), “Forward-Looking Statements” (in the case of Old National) and “Risk Factors” in CapStar’s Annual Report on Form 10-K for the year ended December 31, 2022 and in Old National’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by CapStar or Old National with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the Merger, Old National filed a registration statement on Form S-4 with the SEC on January 3, 2024 (as amended on Form S-4/A on January 23, 2024, the “Registration Statement”) and a definitive prospectus with the SEC on January 25, 2024 (the “Definitive Prospectus”). This communication is not a substitute for the Registration Statement, the Definitive Prospectus or any other documents CapStar and/or Old National has filed or may file with the SEC in connection with the Merger. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT OR THE DEFINITIVE PROSPECTUS, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) CapStar on its website at https://ir.capstarbank.com/financial-information/sec-filings and (ii) Old National on its website at https://ir.oldnational.com/financials/sec-filings/default.aspx.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2024	CapStar Financial Holdings, Inc.

	By:	/s/ Michael J. Fowler
		Name:	Michael J. Fowler
		Title:	Chief Financial Officer